UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2005

                                -----------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

          California                                             46-0476193
       (State or other          (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

            27710 Jefferson Avenue
                  Suite A100
             Temecula, California                                  92590
   (Address of principal executive offices)                      (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02-Results of Operations and Financial Condition

Temecula Valley Bancorp Inc.(the "Company" or "we") is furnishing the information under this Item 2.02 and the earnings press release attached hereto insofar as they disclose historical information regarding our results of operations or financial condition for the first-quarter of 2005.

On April 26, 2005, we issued a press release announcing our financial results for the first-quarter of 2005. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item
2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information provided pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01 - Other Events

On April 26, 2005, Temecula Valley Bank, NA, ("Bank") the principal subsidiary of Temecula Valley Bancorp Inc. mailed for filing an application to the California Department of Financial Institutions requesting approval to convert its charter from a national charter regulated principally by the Office of the Comptroller of the Currency, to a state member banking charter, under which charter the Bank will be regulated principally by the California Department of Financial Institutions and the Federal Reserve Board. The application for Federal Reserve membership as a state chartered bank will be submitted within the next two weeks. The Board of Directors of the Bank believes the conversion to a California member state banking charter is in the best interests of the Bank, its shareholder and the depositors of the Bank because of the higher loan to one borrower limits and the substantial cost savings in regulatory fees.

Approval of the conversion application and Federal Reserve membership are subject to the results of an examination of the Bank and its management by the California Department of Financial Institutions and the Federal Reserve Board. We anticipate action on both applications within the next 60 to 90 days.

Other than the combined costs savings as a result of reduced examination fees, the increased ability to satisfy internally our customers requests' for larger loans and the increased revenue we should experience on the portions of the loans we are able to retain due to the increased lending limits, we do not anticipate that the conversion or Federal Reserve membership as a state chartered bank will materially affect the operations or financial results of the Bank or Temecula Valley Bancorp Inc.

Item 9.01-Financial Statements and Exhibits

(a) Financial Statements of business acquired. Not Applicable

(b) Pro forma financial information. Not Applicable

(c) Exhibits

    The following Exhibits are attached as part of this Report:

    99.1 Press release dated April 26, 2005 in which Temecula Valley Bancorp Inc. reported its first quarter earnings for the period ended March 31, 2005 (furnished pursuant to Item 2.02).

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TEMECULA VALLEY BANCORP INC.


Date: April 26, 2005                  By:   /s/ STEPHEN H. WACKNITZ
                                          ---------------------------------
                                          Stephen H. Wacknitz
                                          Chief Executive Officer and President



                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

   99.1 Press Release dated April 26, 2005 in which Temecula Valley Bancorp Inc. reported its first quarter earnings for the period ended March 31, 2005 (furnished pursuant to Item 2.02).